Exhibit 99.1

For more information, contact: Rob Anderson (615) 732-6470 randerson@capstarbank.com

CapStar Financial Holdings, Inc. Closes Merger with Athens Bancshares Corporation

NASHVILLE, TENN. (October 1, 2018) — CapStar Financial Holdings, Inc. (“CapStar”) (NASDAQ: CTSR), the parent company of CapStar Bank, announced today that it has completed its merger with Athens Bancshares Corporation (“Athens”). Athens Federal Community Bank, National Association (“Athens Federal”), Athens’ wholly owned bank subsidiary, has also been merged into CapStar Bank.

The Athens merger adds eight (8) branches in Southeast Tennessee, $463 million in assets and $403 million in deposits to CapStar.

“The completion of this transaction results in a notable expansion of CapStar’s community banking business and geographic footprint along the attractive Eastern Tennessee corridor. Just as importantly, the acquisition is aligned with CapStar’s deep commitment to building a high performing bank in Tennessee,” said Claire W. Tucker, President and Chief Executive Officer of CapStar. “I’m pleased to welcome Athens Federal customers and employees to CapStar. I’m confident the combined organization will bring even stronger value to our shareholders, our customers and the communities we serve.”

The merger combines two growing Tennessee financial institutions with a common vision, compatible cultures and proven credit risk management practices. Athens Federal is an established and highly profitable community bank with dominant deposit market share, excess liquidity and capital to support growth. The combination will create a strong financial institution with an expanded product set, attractive funding profile and enhanced scale to drive efficiency. The complementary strengths of Athens Federal’s strong retail presence combined with CapStar’s commercial and business banking expertise will open additional financial solutions to current and future customers.

CapStar and Athens have played an active role in supporting their communities historically and will continue this commitment in the markets the combined companies will serve. As a sign of this commitment, CapStar will contribute $1.5 million to the Athens Federal Foundation over the next four years.

About CapStar

CapStar Financial Holdings, Inc. is a bank holding company headquartered in Nashville, Tennessee, and operates primarily through its wholly owned subsidiary, CapStar Bank, a Tennessee-chartered state bank.

Forward Looking Statements

This press release contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “seek,” “plan,” “will,” “would,” “target,” “outlook,” “estimate,” “forecast,” “project” and other similar words and expressions or negatives of these words. Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time and are beyond CapStar’s control. Because forward-looking statements are by their nature, to different degrees, uncertain and subject to assumptions, actual results or future events could differ, possibly materially, from those that CapStar anticipated in the forward-looking statements, and future results could differ materially from historical performance. Factors that could cause or contribute to such differences include, but are not limited to, those included under Item 1A “Risk Factors” in CapStar’s Annual Report on Form 10-K for the year ended December 31, 2017 and those disclosed in CapStar’s other periodic reports filed with the Securities and Exchange Commission (the “SEC”). While the lists of factors presented in CapStar’s periodic reports are considered representative, no such lists should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. For any forward-looking statements made in this press release or in any documents, CapStar claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Forward-looking statements speak only as of the date they are made. CapStar does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date on which the forward-looking statement is made.

###